UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53164 26-1375322

(Commission File Number) (IRS Employer Identification No.)

4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan

(Address of Principal Executive Offices) (Zip Code)

81-3-3478-2830

(Registrant’s telephone number, including area code)

7065 W. Ann Road, #130-110, Las Vegas, Nevada 89130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 5, 2012, the Board of Directors of Your Event, Inc., (the “Company” or the “Registrant”) appointed new officers.

The new officers are Japanese residents, who include: Mr. Gaku Uehara, as President and Chief Executive Officer, Mr. Tetsuya Imamura, as Vice President, Mr. Tomohiro Kitamura, as Chief Financial officer, and Mr. Mitsuhiro Matsumoto as corporate secretary. Each of Mr. Uehara, Mr. Imamura, Mr. Kitamura, Mr. Matsumoto accepted the position(s) as officers of the Company. All of the new officers are also directors of the Company. Separately, Mr. Kimitaka Saito was appointed Commissioner of the Auditing Committee and External Director. The new officers will serve in their position until such time as their successors shall be appointed by the board of directors or until the earlier of their death, resignation or removal in the manner provided for in the By-laws of the Company.

On January 5, 2012, the Board of Directors accepted the resignation of Marilyn Montgomery, director and officer of the Company. Ms. Montgomery has been working for the Company since its inception; she desires to pursue other interests. Ms. Montgomery does not have any disagreements with the Company on any matter relating to its operations, policies or practices.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Gaku Uehara	44	President, CEO, Director
Tetsuya Imamura	38	Vice President, Director
Tomohiro Kitamura	36	CFO and Director
Takahiro Noda	35	Director
Masaya Konishi	29	Director
Mitsuhiro Matsumoto	33	Secretary and Director
Kimitaka Saito	36	Commissioner of Auditing Committee/External Director and Director

Biographies of New Management Team of Your Event, Inc.

Mr. Gaku Uehara, President and Chief Executive Officer, Director

Mr. Uehara, has served as President of MandW Inc., a Japanese Company, since June 2009 and Next, Inc. since April 1994. Mr. Uehara has been a director of Infinity Holdings, Inc. since November 2009.

Mr. Tetsuya Imamura, Vice President, Director

Mr. Imamura, has served as President of Infinity Holdings, Inc., a Japanese Company since November 2009, PLAISIR, Inc. since October 2010, WAVE, Inc. since December 2009, Progress, Inc. since July 2009, With Consulting Inc. since November 2007, FCPB HOLDINGS Inc. since April 2001 and FACE Corporation since April 1999. He is a current director of MandW Inc. (since February 2010), SPEED AGENCY CO., Ltd. (since February 2010), and Concent Co., Ltd. (since January 2010).

Mr. Tomohiro Kitamura, Chief Financial Officer, Director

Mr. Kitamura, has served as President of SPEED AGENCY Ltd., a Japanese Company since July 2010, WAVE, Inc. since December 2009, Total Asset Management Inc. since February 2009 and RELATION Ltd. since February 2006. He is also Vice President of Infinity Holdings, Inc. and has been with the company since November 2009. Since June 2007, he has served as director of With Consulting Inc.

Mr. Takahiro Noda, Director

Mr. Noda, has been a director of Infinity Holdings, Inc., a Japanese Company since November 2009. He is current President of CONCENT Co., Ltd. and has been with the company since August 2003. Mr. Noda was an IT engineer with Active agent Corporation from April 2000 and July 2002 and worked in sales with Navi Connection Inc. between April l997 and March 2000.

Mr. Masaya Konishi, Director

Mr. Konishi, is President of STEWARD Asset Management Inc., since July 2009. Between April 2007 and March 2009, he was President of STEWARD Entertainment Inc.. Mr. Konishi was also President of STEWARD Inc. and was with the company between April 2005 and March 2009. Since November 2009, Mr. Konishi has been a director of Infinity Holdings, Inc. and was a director of STEWARD Asset Management Inc. between April 2007 and July 2009.

Mr. Mitsuhiro Matsumoto, Secretary

Mr. Matsumoto, has served as director of Infinity Holdings, Inc., since December 2010 and With Asset Management Inc. since December 2009. Between May 2002 and February 2005, he served as President of TOUCH UP Co., Ltd.

Mr. Kimitaka Saito, Commissioner of Auditing Committee/External Director and Director

Mr. Saito, 36, has served as an auditor for many Japanese companies, including Renren Games Japan, Inc., Infinity Holdings, Inc. and EXSOL Ltd. He is President of TLA Consulting Inc. and has been with the company since August 2010. In July 2003, he established the "Saito Kimitaka Certified Tax Accountant Office" and was a tax accountant with Toyama Katsuo Certified Tax Accountant Office between April 2000 and April 2004. Between December 2009 and September 2010, Mr. Saito was a director of With Asset Management Inc.

Compensation of Directors

No director receives any fee, salary or commission for service as a director at this time. Until such time as the Company can generate sufficient revenues, no such arrangement is contemplated.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table presents information, to the best of our knowledge, about the ownership of our common stock on January 5, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director. The percentage of beneficial ownership for the following table is based on 11,000,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after January 5, 2012 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of JA Energy's common stock.

Title of	Name of Beneficial	Nature of Beneficial	Percent of
Class	Owner and Position	Ownership	Class(1)
--------------------------------------------------------------------------------------------------------------
Common	Gaku Uehara (2)	0	0%
	President/CEO/Director

Common	Tetsuya Imamura(3)	(3)	(3)
	VP/Director
Common	Tomohiro Kitamura(4)	(4)	(4)
	CFO and Director

Common	Takahiro Noda(5)	0	0%
	CFO and Director

Common	Masaya Konishi(6)	0	0%
	Director

Common	Mitsuhiro Matsumoto(7)	0	0%
	Secretary/Director

Common	Kimitaka Saito(8)	0	0%
	Director

Common	Infinity Holdings(9)	6,548,993	59.54%

Common	Million Win Investments	1,651,007	15.00%
	(HK) Limited (10)

Directors and Officer as a Group (6 persons) (See Footnotes 3 and 4 below)

(1) Percent of Class is based on 11,000,000 shares issued and outstanding.

(2) Gaku Uehara, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan.

(3) Tetsuya Imamura, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan. Tetsuya Imamura is a shareholder of Infinity Holdings, Inc.

that owns 6,548,993 shares in Your Event. Tetsuya Imamura disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all reported shares for purposes of Section 16 or any other purpose.

(4) Tomohiro Kitamura, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan. Tomohiro Kitamura is a shareholder of Infinity Holdings,

Inc. that owns 6,548,993 shares in Your Event. Tomohiro Kitamura disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all reported shares for purposes of Section 16 or any other purpose.

(5) Takahiro Noda, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan

(6) Masaya Konishi, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan

(7) Mitsuhiro Matsumoto, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan

(8) Kimitaka Saito, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan

(9) Infinity Holdings, a Japanese Company, 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan.

(10) Million Win Investments (HK) Limited, FLAT/RM 602-3, 6/F Bonham Trade Centre, 50 Bonham Strand East, Shenghan,

Hong Kong, P.R.C. NG Hou, CEO of Million Win Investments (HK) Limited is beneficial owner who has the ultimate voting control over the shares held this entity.

Change of Control

On June 10, 2011, Million Win Investments (HK) Limited ("Million Win") entered into a Stock Transfer Agreement, whereby it sold 6,548,993 common shares of its 8,200,000 common shares of Your Event, Inc. to Infinity Holdings, Inc., a Japanese company ("Infinity"), whereby Infinity had an option to purchase the remaining 1,651,007 shares owned by Million Win.

On November 8, 2011, Million Win and Infinity amended and restated their original June 10, 2011 Stock Transfer Agreement which contains a provision for Infinity to purchase the remaining 1,651,007 common shares owned by Million Win based on the following formula:

1) If the aggregate market value of Million Win’s remaining stock holdings of 1,651,007 shares, does not equal approximately $640,000 (50,000,000 Japanese Yen) or approximately $0.39 per share on the Over the Counter Bulletin Board or other markets, as of May 8, 2012, then Infinity shall pay Million Win approximately $640,000 (50,000,000 Japanese Yen) to purchase their remaining shares in the Company.

2) Million Win shall have the option to sell its remaining shares for approximately $1,152,000 (90,000,000 Japanese Yen) to Infinity if, by November 8, 2012, the aggregate market value of the Million Win’s remaining 1,651,007 shares does not equal approximately $1,152,000 (90,000,000 Japanese Yen) or approximately $0.70 per share on the Over the Counter Bulletin Board or any other market.

With the exception of the agreement between Million Win and Infinity, we are not aware of any other arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Item 8.01 Other Events

Concurrently, with the change of control of new management, the Registrant has changed its principal executive offices from 7065 W. Ann Road, #130-110, Las Vegas, Nevada 89130 to: 4-22-10 Ebisu, Shibuya-ku Tokyo 1500013 Japan.

The new management of Company is in the process of developing a new website for Your Event, Inc. As soon as the website is build, it can be viewed at: http://www.yevent.net/

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: January 5, 2012	/s/ Marilyn Montgomery
Name: Marilyn Montgomery
Title: Outgoing Secretary and Director

Date: January 5, 2012	/s/ Mitsuhiro Matsumoto
Name: Mitsuhiro Matsumoto
Title: Incoming Secretary and Director